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                                                                    Exhibit 10.3

                           PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the "Agreement") is entered into as of the Effective Date by and among Buyer, Seller and Escrow Agent. For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                1. Defined Terms. As used in this Agreement the terms listed below shall have the following meanings:

EFFECTIVE DATE:                October 23, 1997

SELLER:                        MSC Valley View, Inc.
                               c/o AMRESCO Advisors
                               265 Franklin Street, Suite 1800
                               Boston, Massachusetts 02110
                               Attn:     Mark E. Bratt and John H. Baxter
                               Phone:    (617) 526-8800
                               Fax:      (617) 526-8810

BUYER:                         Pacific Gulf Properties Inc.
                               4220 Von Karman, Second Floor
                               Newport Beach, California 92660-2002
                               Attn:     Lonnie P. Nadal
                               Phone:    (714) 233-5000
                               Fax:      (714) 233-5033

PROPERTY:

                (a) that certain real property known as Valley View Industrial Center located at 4445 S. Valley View Boulevard, 3950 W. Harmon Avenue and 4050
W. Harmon Avenue, Las Vegas, Nevada multi-tenant industrial and commercial buildings containing approximately 300,000 rentable square feet of space (all of the foregoing is referred to collectively as the "Land" and is more particularly described in Exhibit A);

                (b) all of Seller's right, title and interest in and to all improvements, fixtures and personal property located on the Land (collectively, the "Improvements");

                (c) all rights, appurtenances, streets, alleys, easements, rights-of-way in or to all streets or other interests in, on, across, in front of, abutting, servicing or adjoining the Land, including, without limitation, all minerals, oil, gas and other hydrocarbon substances, all development rights, land use entitlements, building permits, licenses, permits and certificates, utilities commitments, air rights, water, water rights, and other appurtenances used in connection


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with the beneficial use and enjoyment of the Land (collectively, the
"Appurtenances", which, together with the Land and Improvements is referred to herein as the "Real Property");

                (d) all lease rights (including, without limitation, the lessor's interest in and to all tenant leases, rental agreements, subleases and tenancies, including all amendments, modifications, agreements, records, substantive correspondence, and other documents affecting in any way a right to occupy any portion of the Real Property (individually and collectively, the "Leases") and Seller's interest in all security deposits and prepaid rent, if any, under the Leases and any and all guaranties of the Leases, and, to the extent approved by Buyer pursuant to this Agreement, all "Service Contracts" (as hereinafter defined) (collectively, the "Assigned Contracts"), and all intangible personal property now or hereafter owned by Seller and used in the ownership, use or operation or development of the Real Property and Improvements including, without limitation, the right to use the name "Valley View Industrial Center" and any other trade name (exclusive of the name "AMRESCO" and variations thereof) now used in connection with the Real Property (collectively, the "Intangible Property" and together with all tangible personal property owned by Seller located on or in or used in connection with the Real Property as of the date hereof, such title to be free of any liens, encumbrances or interests (the "Tangible Property"). The Intangible Property together with the Tangible Property is collectively the "Personal Property".

PURCHASE PRICE:    Fourteen Million One Hundred Thousand Dollars ($14,100,000).

DEPOSIT: One Hundred Thousand and 00/100 Dollars ($100,000.00), together with interest accrued thereon (collectively, the "Deposit").

ESCROW AGENT/
TITLE COMPANY:     First American Title Insurance Company
                   One Financial Center, 16th Floor
                   Boston, MA 02111
                   Attn:     Annette Bennett
                             Manager, National Accounts
                   Fax:    617.951.0104

                2. Agreement to Sell Purchase and Sale Agreement. Seller hereby agrees to sell and convey the Property to Buyer, and Buyer hereby agrees to purchase the Property from Seller, subject to the terms and conditions set forth in this Agreement.

                3. Deposit. Three days after receipt by Buyer of a fully executed copy of this Agreement, Buyer shall deposit the Deposit with Escrow Agent, as escrow agent for Buyer and Seller. The Deposit will be held in an interest-bearing account with interest to follow the Deposit. The Deposit shall either (a) be applied towards the Purchase Price at "Closing" (as hereinafter defined); (b) be returned to the Buyer if the Closing fails to occur for any reason other than the Buyer's default; or (c) be disbursed to Seller as liquidated damages in the event of Buyers default pursuant to the provisions of this paragraph. Escrow Agent agrees to act as


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\escrow agent for Buyer and Seller hereunder and to administer the Deposit in accordance with the terms of this Agreement. Escrow Agent may also rely on instructions jointly given by Buyer and Seller as to the disposition of the Deposit.

IN THE EVENT THE SALE OF THE PROPERTY IS NOT CONSUMMATED BECAUSE OF THE FAILURE OF ANY CONDITION OR ANY OTHER REASON EXCEPT A DEFAULT UNDER THIS AGREEMENT SOLELY ON THE PART OF BUYER, THE DEPOSIT SHALL IMMEDIATELY BE RETURNED TO BUYER. IF SAID SALE IS NOT CONSUMMATED SOLELY BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER, THE DEPOSIT SHALL BE PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER.

          INITIALS: Seller          Buyer [SIG]
                          ----------     -----------

                4. Closing. The recordation of the deed and the delivery of other documents and funds contemplated hereby (the "Closing") shall take place, unless otherwise agreed upon in writing or extended, on the date which is the earlier of (i) fifteen (I 5) days after the end of the Inspection Period (as defined in Section 16) and (ii) November 26, 1997 (the "Closing Date").

                (a) At the Closing, which shall occur pursuant to escrow instructions mutually satisfactory to Buyer and Seller, Seller shall deliver to
Buyer:

                    (i) A deed in the form attached hereto as Exhibit C (the "Deed"); an assignment of leases in the form attached hereto as Exhibit D (the "Assignment of Leases"); an assignment of contracts designated by Buyer to be assumed pursuant to this Agreement (the "Assumed Contracts"), warranties, permits, guaranties and other intangible property, in the form attached hereto as Exhibit E (the "Assignment of Contracts and Intangible Property"); a bill of in the form attached hereto as Exhibit F (the "Bill of Sale"), each duly executed by Seller;

                    (ii) At Buyer's request, such title affidavits and related documents as Buyer may reasonably request or as may be required by the Title Company to issue the Title Policy to Buyer at Closing in the form required pursuant to this Agreement;


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                    (iii) Any and all original documents in the possession of
                         Seller and/or Seller's property management company relating to the Property, including, without limitation, all Leases and tenant files, Assigned Contracts, evidence of termination of any Service Contracts and other agreements that are not Assigned Contracts, originals of the building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements; all keys to the Property;

                    (iv) Tenant Estoppel Certificates from tenants leasing not less than 75% of the net rentable area of the Property, dated not earlier than 30 days prior to Closing, in the form attached hereto as Exhibit G (as modified by Buyer to address specific reasonable concerns arising as a result of Buyer's review of the Leases and as delivered to tenants by Seller) (the "Required Estoppel Certificates'), and notices to the Tenants of the occurrence of the sale of the Property in the form attached hereto as Exhibit H (the "Notice to Tenants");

                    (v) a duly executed affidavit that Seller is not a "foreign person" within the meaning of Section 1445(e)(3) of the Internal Revenue Code of 1986 in the form attached hereto as Exhibit I;

                    (vi) a closing statement in form and content reasonably
                         satisfactory to Buyer and Seller (the "Closing Statement") duly executed by Seller; and

                    (vii) any other instruments, records or correspondence
                         specifically called for hereunder to be delivered by Seller which have not previously been delivered.

                (b) At the Closing, Buyer shall pay the Purchase Price by federal wire transfer to Escrow Holder. The Deposit shall be credited against the Purchase Price. Seller may use the Purchase Price or any portion thereof to clear the title of any or all encumbrances or interests, provided that all instruments necessary for this purpose are recorded or registered simultaneously with the Deed, except that where an institutional lender has provided a payoff letter the actual reconveyance of the lender's deed of trust may be recorded when received provided that the Seller has provided such bond, indemnity or other arrangements as shall be necessary to cause the Title Company to insure title to the Property as vested in Buyer without any exception for such matters. Except for real estate taxes not yet due or payable, Seller shall cause all mortgages, deeds of trust and other monetary encumbrances, including without limitation all mechanics' liens, to be released and reconveyed from the Property on or prior to the Closing and shall cause the Title Company to insure title to the Property as vested in Buyer without any exception for such matters.


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                5. Adjustments.

                (a) The following are to be apportioned as of the Closing Date, with Buyer receiving credit for or being charged with the entire day of the Closing, as follows:

                    (i) Rent. Collected rent under the Leases shall be apportioned as of the Closing Date. With respect to any rent which is uncollected as of the Closing Date, after Closing Buyer shall pay to Seller any rent actually collected which is applicable to the period preceding the Closing Date, provided, however, that all rent collected by Buyer shall be applied first to all unpaid rent accruing after the Closing Date, and then to unpaid rent accruing prior to the Closing Date. Buyer shall not be obligated to take any steps to recover any rent arrearages. Seller shall be permitted to pursue collection of any rent arrearages applicable to the period prior to the Closing, provided that Buyer shall not incur any, and Seller shall indemnify Buyer against all, cost, expense or liability in connection therewith, and provided further that Seller shall not commence any legal or equitable proceedings in the nature of an unlawful detainer, eviction or other proceeding which seek to terminate any tenant's right of possession of its leased premises or result in a lien or encumbrance on such leased premises. If any tenants are required to pay percentage rent, escalation charges for real estate taxes, operating expenses, CPI adjustments or other charges of a similar nature ("Additional Rent") and any Additional Rent is collected by Buyer or Seller which is attributable in whole or in part to any period during which the respective party did not own the Property, such party shall promptly pay to the other party the other party's proportionate share thereof, less a proportionate share of any reasonable attorney's fees, costs and expenses of collection thereof. All Additional Rent collected by Buyer shall be applied first to unpaid Additional Rent accruing after the Closing Date, and then to unpaid Additional Rent accruing prior to the Closing Date. If tenants pay Additional Rent on an estimated basis, then promptly following the end of the underlying fiscal period Buyer shall reconcile actual expenses with tenants' estimated payments of Additional Rent and any net debit or credit to the landlord resulting from such reconciliation shall be apportioned between Buyer and Seller. Any sums received from the tenant on account of the termination of the United States Postal Service lease shall be paid to Seller.

                    (ii) Leasing Costs. Seller is responsible for leasing commissions, tenant improvement costs, tenant inducements or other leasing costs (collectively, "Leasing Costs") payable with respect to the current term of the presently existing leases (the "Present Leases") listed in Exhibit J attached hereto (the "Lease Schedule"). To the extent any Leasing Costs of Present Leases are due and payable at or before Closing they shall be paid from Seller's proceeds. Seller and Buyer shall pay their respective shares of all Leasing Costs with respect to any renewal, extension or expansion rights under any Present Leases which are exercised on or after the date hereof and for any such Leasing Costs relative to Leases amended or executed (with the approval of Buyer as set out in Section 18 hereof) on or after the date hereof, with such shares being based on the proportion of rent paid or payable prior to and following the Closing Date with respect to such renewal, extension, expansion, amended Lease or new Lease. To the extent any such Leasing Costs are due and payable as of or after the Closing Date, but are not


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paid by the responsible party, then such responsible party shall protect and indemnify the nonresponsible party from and against any such Leasing Costs.

                    (iii) Security Deposits. Buyer shall be entitled to a credit against the Purchase Price for the total sum of all security and other deposits provided for in the Leases which are retained by Seller and not delivered in kind to Buyer at Closing, and any interest earned thereon which by law or the terms of the Leases is required to be refunded to tenants.

                    (iv) Utility Costs. Seller shall cause all the utility meters to be read or estimated on the Closing Date, and will be responsible for the cost of all utilities used prior to the Closing Date, except to the extent such utility charges are billed to and paid by tenants directly. Buyer shall be responsible for all post-Closing utility charges.

                    (v) Real Estate Taxes and Special Assessments. Seller shall pay prior to Closing any and all delinquent real estate taxes and assessments with respect to the Property. General real estate taxes and assessments payable for the fiscal year in which the Closing occurs shall be prorated as of the Closing Date.

                    (vi) Other Apportionments. Amounts payable under the Assigned Contracts, annual or periodic permit and/or inspection fees (calculated on the basis of the period covered), and liability for other Property operation and maintenance expenses and other recurring costs shall be apportioned as of the Closing Date.

                (b) Preliminary Closing Statement. Seller and Buyer shall jointly prepare and approve a preliminary Closing Statement on the basis of the Leases and other sources of income and expenses, and shall deliver such computation to Escrow Holder prior to Closing.

                (c)Post-Closing Reconciliation. If any of the aforesaid prorations cannot be definitely calculated on the Closing Date, then they shall be estimated at the Closing and definitely calculated as soon after the Closing Date as feasible. As soon as the necessary information is available, Buyer shall conduct a post-Closing audit to determine the accuracy of all prorations made to the Purchase Price (the "Post-Closing Audit"). Either party owing the other party a sum of money based on such subsequent proration(s) or the Post-Closing Audit shall promptly pay said sum to the other party.

                6. Closing Costs. Seller shall pay for the Preliminary Report, the premium for the CLTA portion of the Title Policy, any sales taxes, any transfer taxes applicable to the sale and recording fees for recording of the Deed. In addition, Seller shall be liable for any prepayment fee or other charge payable in connection with any payoff of monetary encumbrances. Buyer shall pay for the ALTA portion of the Title Policy, the cost of any endorsements to the Title Policy, the cost of any survey or surveyor's certificate, the cost of its due diligence examination of the Real Property, and the cost of its counsel and other professional advisors. Any escrow fees shall be paid fifty percent (50%) by Buyer and fifty percent (50%) by Seller. All other costs and charges of the Escrow not otherwise provided for in this Agreement


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shall be allocated in accordance with the closing customs for the County where the Property is located. Buyer and Seller shall each be responsible for their respective legal fees to negotiate and execute this Agreement.
The provisions of this Section 6 shall survive the Closing.

                7. Reporting Requirernents. The Escrow Holder shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), Escrow Holder shall have sole responsibility to comply with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law). For purposes hereof, Seller's tax identification number is 75-2600482. Escrow Holder shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney's fees and other litigation expenses, arising or resulting from the failure or refusal of Escrow Holder to comply with such reporting requirements. The provisions of this
Section 7 shall survive the Closing.

                8. INTENTIONALLY OMITTED

                9. Title. At the Closing, Seller shall convey to Buyer marketable and insurable fee simple title to the Real Property and Improvements, by duly executed and acknowledged grant, bargain and sale deed in the form attached hereto as Exhibit C. A condition to Buyer's obligations under this Agreement shall be the issuance by the Title Company to Buyer of an ALTA extended coverage Owner's Policy of Title Insurance (Form B, rev. 10/17/7O with Endorsement Form 1 coverage) in the amount of the Purchase Price, insuring fee simple title to the Real Property and Improvements in Buyer, subject only to such exceptions as Buyer shall have approved pursuant to Paragraph 16 below (the "Approved Title Exceptions") and without boundary, encroachment or survey exceptions, except as Buyer shall have approved pursuant to Paragraph 16 below (the "Title Policy"). The Title Policy shall provide full coverage against mechanics' and materialmen's liens (including liens arising out of work done for tenants) and shall contain, to the extent Buyer has obtained from the Title Company during the Inspection Period the commitment of the Title Company to issue such endorsements at Closing, the CLTA 100 (modified for an owner), 101.4, 103.7, 116, 116.1, 116.4, 116.7 and such other special endorsements as Buyer may reasonably require, including, without limitation, any endorsements required as a condition to Buyer's approval of any title exceptions pursuant to Paragraph 16 below (the "Endorsements").

                10. Possession and Condition. Full possession, subject only to the rights of tenants under Leases and Approved Title Exceptions shall be delivered to the Buyer at Closing, the Property to be in the same condition as it now is, reasonable use and wear thereof excepted. The Property is to be conveyed "as is" without any representation or warranty except as expressly set forth herein. Buyer acknowledges that it is a sophisticated real estate investor, advised by counsel, and that its decision to acquire the Property is based primarily upon its own investigation of the Property, the Leases and the market.


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                11. Seller Defaults. If Seller shall be unable to convey title, or to deliver possession of the Property, all as herein stipulated, or if on the Closing Date the Property does not conform with the provisions hereof, then Seller shall use reasonable efforts to remove all defects in title, and to deliver possession as provided herein, and to make the Property conform to the provisions hereof, as the case may be, and the Closing Date may be extended by mutual agreement of Seller and Buyer to a date not later than thirty (30) days after the previously scheduled Closing Date.

                If at the expiration of the extended time Seller shall have failed so to remove any defects in title (other than monetary liens, which are covered in paragraph 4(b)), deliver possession, or to make the Property conform, as the case may be, all as herein agreed, then, at Buyer's option, the Deposit shall be forthwith refunded and all other obligations of all parties hereto shall cease and this Agreement shall be void and without recourse to the parties hereto; provided, however, that if Buyer is satisfied with the Property and the purchase price, then Buyer shall have the election in its sole and absolute discretion, at either the original or extended Closing Date, to accept such title as the Seller can deliver to the Property in its then condition and to pay therefor the Purchase Price without deduction, except that in the event of such conveyance:

                (a) if the Property shall have been damaged by fire or casualty insured against, then Seller shall, unless Seller has previously restored the Property to its former condition, pay over or assign to Buyer, at the Closing Date, all amounts recovered or recoverable on account of such insurance, less any amounts reasonably expended by Seller for partial restoration, up to an amount equal to the Purchase Price; and

                (b) if any portion of the Property shall have been taken by exercise of the power of eminent domain, Seller shall pay over or assign to Buyer at the Closing Date, all awards recovered or recoverable on account of such taking, less any amounts reasonably expended by Seller for partial restoration.

                12. Insurance. Until the Closing, Seller shall retain the risk of loss and shall maintain insurance on the Property against fire and hazards covered by "All-Risk" insurance coverage in an amount at least equal to the Purchase Price.

                13. Broker. Seller and Buyer mutually represent that CB Commercial Real Estate Group, Inc. (the "Broker") is the only broker with whom they have dealt in connection with this Agreement. The commission of the Broker shall be paid by Seller pursuant to a separate agreement. Seller and Buyer each agree to indemnify and hold the other harmless from and against any liability, loss, cost, damage, or expense, including court costs and attorneys' fees, resulting from a breach of the representation and warranty set forth in this Paragraph. The provisions of this Paragraph shall survive the Closing or termination of this Agreement.


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                Buyer acknowledges that Broker is acting as Seller's agent and that Broker makes no, and Seller has not authorized Broker to make any, representations or warranties of any kind regarding the condition, permitted use, or value of the Property.


                14. Seller's Warranties. Seller represents and warrants:

                (a) Seller is the fee owner of the Property and has full power and authority to sell the Property to the Buyer pursuant to the terms of this Agreement. Seller is a corporation, duly organized and validly existing and in good standing under the laws of the State of Delaware; this Agreement and all documents executed by Seller and delivered to Buyer pursuant to this Agreement are and will be duly authorized, executed and delivered by Seller, are and will be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, and do not and will not violate any provision of any written agreement to which Seller is a party. To Seller's knowledge, this Agreement and all documents executed by Seller and delivered to Buyer pursuant to this Agreement do not violate any judicial order to which Seller or the Property is subject. Seller has obtained all necessary authorizations, approvals and consents to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                (b) Seller is not a foreign entity subject to withholding under the Internal Revenue Code.

                (c) To Seller's knowledge, all documents delivered by Seller to Buyer, or made available to Buyer for review, including without limitation the Due Diligence Materials listed on Exhibit K, are true and complete. To Seller's knowledge, the books, files and records relating to the Property that were delivered to or made available to Buyer for Buyer's review do not contain any deliberate or material omission, exclusive of information relating to the entities which own the Property, to the relationship between the Seller and its investors and advisors, and to Seller's financial projections and market assumptions, whether contained in Seller's internal memoranda, financial projections, budgets, accounting and tax records or similar proprietary, confidential or privileged information.

                (d) To Seller's knowledge, during the period of Seller's ownership of the Real Property Seller has not received written notice of any (i) condemnation, environmental, zoning or other land-use proceedings, instituted or to be instituted, against the Real Property, (ii) special assessment proceedings affecting the Real Property (other than as set forth in the Preliminary Report), or (iii) existing or proposed easements, covenants, restrictions, agreements or other documents which affect title to the Real Property and which are not disclosed by the Preliminary Report.

                (e) To Seller's knowledge, during the period of Seller's ownership of the Real Property, and except as disclosed on Schedule 14(e) attached hereto, Seller has not received


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
notice of any litigation, arbitration or reference proceedings pending or threatened against the Real Property or against Seller with respect to the Real Property.

                (f) The most current Lease Schedule provided to Buyer is a complete and accurate list of all Leases. To Seller's knowledge, except for free rent allowed to tenants under their respective Leases, there are no leasing costs or obligations which will remain unpaid at Closing, including, without limitation, broker's commissions and costs in connection with tenant improvements.

                (g) To Seller's knowledge, there exists no defaults or events which, with the giving of notice or passage of time, or both, would constitute a default by Seller or any of the tenants under any of the Leases. To Seller's knowledge, there exists no defaults or events which, with the giving of notice or passage of time, or both, would constitute a default by Seller or any of the other parties to the Service Contracts under the Service Contracts.

                Seller will indemnify, defend with counsel of Buyer's choice, and hold Buyer its successors and assigns and their respective agents, employees, officers, directors and partners, and the Real Property harmless from all expense, loss, damage and claims, including Buyer's attorney's fees, if necessary, arising out of (i) the breach of any of the Seller's warranties, covenants and representations, related to the Real Property and arising or occurring prior to the Closing, or related to or arising from any act, conduct, omission, contract or commitment of Seller arising or occurring prior to the Closing, and (ii) the litigation listed on Schedule 14(e), in each case notice of which is delivered to Seller not later than twelve (12) months following the Time of Closing, provided, however, that in no event shall Seller's liability hereunder exceed the sum of Three Hundred Ninety Thousand Dollars ($390,000).

                As used herein the term "Seller's knowledge" or any similar phrase shall mean the actual, not constructive or implied, knowledge of John H. Baxter or Mark E. Bratt after having made reasonable inquiry of current employee(s) of AMRESCO Advisors, Inc., but without any further obligation on his part to make any independent investigation of the matters being represented and warranted, or to make any further inquiry of any other persons, or to search or examine any files, records, books or correspondence. To the extent any representation or warranty which is made to "Seller's knowledge" is contravened by any information contained in the due diligence materials delivered to Buyer by Seller and Seller's agents during the Inspection Period, then any such representation or warranty shall be deemed modified by any such information.

                15. Assumption of Existing Financing. Buyer shall assume the existing mortgage financing (the "Existing Loan") on the Property presently held by Banker's United Life Assurance Company ("Lender"). On or before October 25, 1997, Buyer shall supply to AEGON USA Realty Advisors, Inc. ("AEGON") agent for Lender, all information necessary for Lender and/or AEGON to agree to the assignment to and assumption by Buyer of the Existing Loan. Seller shall also supply AEGON with all information necessary for Lender and/or AEGON to agree to the assignment of the Existing Loan. Buyer shall have until the expiration of the


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
Inspection Period to negotiate with AEGON and Lender an assumption and modification agreement acceptable to Lender, Buyer and Seller. Seller agrees that it will execute the assignment and assumption agreement and such other documentation as may be reasonably required by AEGON and Lender, including making representations that (a) no default exists under the Existing Loan and
(b) Seller is not indebted to Lender other than the Existing Loan. As a condition to Closing, Buyer shall receive from Lender (x) a beneficiary statement, (y) an estoppel confirming that no default exists under the Existing Loan and (z) an assignment and assumption agreement, all in form and content reasonably satisfactory to Buyer (collectively, the "Assumption Documentation"). Seller shall pay (i) the one percent (1%) assumption fee payable to Lender upon the assignment and assumption of the Existing Loan and (ii) any costs incurred by Lender or AEGON up to $ 1 0,000.00. Buyer shall pay any of AEGON's costs in excess of $10,000.00 as well as its own attorneys' fees and other costs in connection with the assignment and assumption of the Existing Loan.

                16. Due Diligence.

                (a) From the Effective Date until the date thirty (30) days after the Effective Date, but not later than the Closing Date (the "Inspection Period"), Seller shall allow Buyer, its agents and consultants access to the Real Property upon not more than 24 hours' advance telephonic notice for the purposes of conducting surveys, tests, and inspections, provided that they shall be conducted in such a manner as not to unreasonably interfere with normal business operations on the Real Property. Such inspections may include, without implied limitation, inspections and investigations relating to the general building, the sewage disposal system, the water and water distribution systems, the heating and air conditioning systems, power distribution, roof, foundation, soils and the presence of radon, asbestos, hydrocarbons or other contaminants. All inspections and investigations shall be conducted at Buyer's cost. All inspections and investigations shall be conducted by qualified professionals in accordance with applicable legal requirements. Unless Buyer acquires the Real Property, Buyer shall promptly restore the Real Property to its prior condition. Buyer agrees to indemnify and hold Seller harmless from all liability, loss, cost, damage or expense arising from the conduct of any such survey, test, or inspection by Buyer or Buyer's agents or contractors. Buyer (i) shall permit a representative of Seller to accompany Buyer on any interviews with tenants or governmental agencies; (ii) shall not permit any inspections, investigations or other due diligence activities to result in any liens, judgments or other encumbrances being filed against the Real Property and shall, at its sole cost and expense, promptly discharge of record any such liens or encumbrances that are so filed or recorded; (iii) shall not permit any borings, drillings or samplings to be done without the prior written consent of Seller; (iv) shall maintain, with insurance companies satisfactory to Seller, a policy of comprehensive general public liability insurance, with a broad form contractual liability endorsement covering Buyer's indemnification obligations hereunder, and with a combined single limit of not less than $1,000,000 per occurrence for bodily injury and property damage, automobile liability coverage including owned and hired vehicles with a combined single limit of $1,000,000 per occurrence for bodily injury and property damage, and an excess umbrella liability policy for bodily injury and property damage in the amount of $5,000,000, insuring Seller and its affiliates as additional insureds (certificates of which shall be given to Seller prior to Buyer's first entry on the Real Property), all of which insurance shall be written on an "occurrence form"; and (v) shall return to Seller all materials with respect to the Real Property provided by Seller if Buyer fails to acquire the Real Property for any reason. The provisions of this Section shall survive the termination of this Agreement.

                (b) Seller has previously provided to Buyer or will, on or before October 31, 1997, provide to Buyer complete copies of the items listed on Exhibit K attached hereto and made a part hereof.

                (c) Buyer may obtain, at its sole cost, and review a non-invasive Phase I environmental report prepared by a professional environmental assessment firm reasonably acceptable to Seller.

                (d) Buyer may, at its sole and absolute discretion, terminate its obligations under this Agreement by giving written notice to Seller on or prior to the end of the Inspection Period. In that case, (i) Escrow Holder is instructed to return the Deposit, together with any accrued interest, to Buyer and (ii) except for obligations that survive termination pursuant to the express terms of this Agreement, neither party shall have any further rights hereunder against the other. Failure of Buyer to elect to terminate its obligation will constitute a waiver of the condition by Buyer. If Buyer does not terminate this Agreement pursuant to this Paragraph, Buyer shall have agreed to accept the Real Property subject to all of the conditions disclosed in the items listed on Exhibit K and to the environmental and physical condition of the Real Property; provided, however, that, notwithstanding any such election to proceed, Seller must comply with all of Seller's other obligations and duties under this Agreement.

                (e) Notwithstanding the foregoing Buyer acknowledges that it has been made aware of the poor condition of the roof at 4445 S. Valley View Boulevard and shall not terminate this Agreement as a result thereof.

                17. Conditions Precedent to Closing. The following are conditions precedent to Buyers obligations under this Agreement (the "Buyer Conditions Precedent"). The Buyer Conditions Precedent are intended solely for the benefit of Buyer and may be waived only by Buyer in writing. In the event any Buyer Condition Precedent is not satisfied, Buyer may, in its sole and absolute discretion, terminate this Agreement and all obligations of Buyer and Seller hereunder (except provisions of this Agreement which recite that they survive termination) shall terminate and be of no further force or effect.

                (a) Buyer's inspection, review and approval, within the Inspection Period, of all aspects of the Real Property.

                (b) The issuance by the Title Company to Buyer of the Title Policy subject only to the Approved Title Exceptions and including the Endorsements.

                (c) Buyer's receipt, within the Inspection Period, of an "as-built", ALTA/ACSM survey (the "Survey") of the Real Property, reflecting all plottable items referred to in the Preliminary Report, prepared by a surveyor or civil engineer licensed in the State of California, complying with the requirements, and containing the certification, set forth in Exhibit L attached hereto.

                (d) All of Seller's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date.

                (e) Seller shall have fully complied with all of Seller's duties and obligations contained in this Agreement.

                (f) There shall not have first arisen between the end of the Inspection Period and the Closing Date, any litigation or administrative agency action or other pending governmental proceeding which, after Closing, would, in Buyer's reasonable discretion, materially adversely affect the value of the Real Property or the ability of Buyer to operate the Real Property in the manner in which it is currently being operated, nor any pending proceedings which would cause the redesignation or other modification of the zoning classification of, or of any building or environmental code requirements applicable to, any of the Real Property. Seller shall notify Buyer promptly upon Seller's having knowledge of any litigation to which Seller is a party or of any administrative proceeding specifically relating to the Real Property.

                (g) Seller shall have provided Buyer with an updated Lease Schedule three (3) business days prior to Closing, which updated Lease Schedule must not indicate any material adverse change from the Lease Schedule last approved by Buyer. Seller shall specifically identify any changes from the most recently approved Lease Schedule, and Buyer shall have performed a closing audit which confirms the Lease Schedule.

                (h) Seller shall terminate prior to the Closing, at no cost or expense to Buyer, any and all Service Contracts or Other Documents affecting the Real Property that are not Assigned Contracts. Concurrently with the expiration of the Inspection Period, Buyer shall provide to Seller a list of the Assigned Contracts.

                (i) In Buyer's reasonable determination there shall not have occurred, between the end of the Inspection Period and the Closing Date, any material adverse change in or addition to the information or items reviewed and approved by Buyer during the Inspection Period.

                (j) Buyers review of the Required Estoppel Certificates to confirm that they contain the documentation and/or information reasonably requested by Seller, that they have not been modified in any material way, and that they do not contain any assertion of a material default by the Seller. Notwithstanding the foregoing, Estoppel Certificates will not be considered non-conforming if the tenant has revised or deleted Paragraph 12 of the estoppel certificate (which relates to environmental matters) or if the tenant delivers an estoppel certificate substantially in the form required by such tenant's lease; provided, however, that if the tenant revises Paragraph 12 in a manner that discloses a material breach of the Seller's legal obligations relative to environmental matters, such revision will be subject to Buyer's review and approval.

                (k) Buyer's receipt of the Assumption Documentation.

                18. Operation of Real Property. Seller shall have the right to operate, manage, lease and maintain the Real Property utilizing the criteria Seller used prior to execution of this Agreement. Notwithstanding the foregoing, provided this Agreement is in full force and effect, Buyer shall have the right to approve any new leases, lease extensions, lease modifications, sublease agreements, assignments or contracts affecting the Real Property and Seller shall not execute any new leases, lease extensions or lease modifications without the prior written approval of Buyer which shall not be unreasonably withheld. If Buyer does not respond within five (5) business days of Buyer's receipt of Seller's request for approval, Buyer shall be deemed to have approved such lease, lease extension or lease modification. Upon the expiration of the Inspection Period, Seller shall not waive, compromise or settle any rights of Seller under any contract or Lease, or agree to return any security deposit, or modify, amend, or terminate any Assigned Contract, without in each case obtaining Buyer's prior written consent thereto, which Seller agrees not to unreasonably withhold, condition or delay. Seller shall terminate prior to the Closing, at no cost or expense to Buyer, any and all Service Contracts that are not Assigned Contracts. Between Seller's execution of this Agreement and the Closing, Seller shall maintain the Real Property in good order, condition and repair, reasonable wear and tear excepted, shall perform all work required to be performed by the landlord under the terms of any Lease, and shall make all repairs, maintenance and replacements of the Improvements and any Tangible Property and otherwise operate the Real Property in substantially the same manner as before the making of this Agreement, as if Seller were retaining the Real Property. In the event of the Closing of the purchase of the Real Property, Buyer shall not retain the existing employees and management agents of Seller for the Real Property, and, accordingly, on the Closing, Seller shall (i) cause all employment and management agreements respecting the Real Property to be terminated, and deliver evidence of such termination to Buyer, and (ii) remove all employees and management personnel from the Real Property.

                19. Confidentiality. Buyer shall hold in strict confidence, and shall cause its officers, directors and other personnel, representatives and agents to hold in strict confidence, and not to disclose to any other party without the express written consent of Seller, any of the information respecting the Real Property or provided to Buyer by Seller or any of its agents, representatives or employees. Notwithstanding the foregoing, Buyer's obligation to keep such information confidential shall expire upon the occurrence of the Closing, and during the escrow period Buyer may disclose such information on a need-to-know basis to its professional advisors who are providing assistance in connection with the acquisition of the Real Property, and to governmental bodies in order to comply with applicable law. If Buyer acquires the Real Property from Seller, Seller shall have the right, subsequent to the Closing, to publicize the transaction in whatever manner it deems appropriate. The provisions of this Paragraph 19 shall survive the termination of this Agreement.

                20. Authority. The execution of this Agreement and the performance of each party's obligations hereunder have been approved by any necessary board of directors, members, general partner or other authorizing body and is not subject to any further approval or contingency other than as set forth herein.

                21. Notices. All notices given hereunder shall be in writing and shall be deemed received when delivered in hand, delivered by recognized overnight delivery service, received by facsimile, or 72 hours after the same have been deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to Buyer and Seller (and in the case of Seller, with a copy to Lerner & Holmes, 265 Franklin Street, 18th Floor, Boston, Massachusetts 02110, Fax: (617) 433-9471); and in the case of Buyer, with a copy to Cox, Castle & Nicholson LLP, 2040 Century Park East, 28th Floor, Los Angeles, CA 90067, Attn: Amy H. Wells, Esq., Fax: (310) 277-7889, at their respective addresses appearing on the first page hereof, or to such other address or addresses as the parties may from time to time specify by notice so given.

                22. Escrow Instructions. If requested by the Escrow Agent, Seller and Buyer shall simultaneously upon execution of this Agreement execute standard form printed escrow instructions of Escrow Agent.

                23. Attorney's Fees. If litigation evolves between the parties concerning this Agreement, the unsuccessful party shall pay to the prevailing party all costs of suit, including reasonable attorneys' fees.

                24. Assignment of this Agreement. Buyer may assign this Agreement to a nominee so long as (a) Seller has given its express written approval of such nominee, which consent shall not be unreasonably withheld, (b) such nominee agrees in writing to assume all of Buyer's obligations hereunder and (c) Buyer acknowledges in writing that an assignment of this Agreement does not relieve Buyer of any of its obligations under this Agreement.

                25. General. Time is of the essence of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors, personal representatives, and assigns. No member, officer, director, shareholder, trustee, or beneficiary of a trust, if any, under which the Seller or Buyer acts in executing this Agreement shall be personally liable for any obligation, express or implied, hereunder. Any liability of Seller hereunder is limited to Seller's interest in the Real Property. If more than one person are named herein as Buyer, their obligations are joint and several. This Agreement is to be construed as a Nevada contract, sets forth entire contact between the parties, may not be canceled, amended, or waived except in writing, is the complete and exclusive expression of the parties' agreement respecting the Real Property (any and all prior statements, representations, warranties and/or agreements, if any, being merged into this Agreement), and no party hereto is relying on any statement, representation or warranty made by or on behalf of any other party except as expressly set forth herein. This Agreement may be executed in one or more counterparts, and signatures transmitted by facsimile shall be treated as original signatures.

                26. WAIVER OF TRIAL BY JURY. BUYER AND SELLER DO EACH HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR CONNECTED WITH, IN ANY MANNER WHATSOEVER, THIS AGREEMENT.

                27. Merger. The occurrence of the Closing shall be deemed to be a full performance and discharge of every agreement and obligation of Buyer and Seller hereunder, except as to any agreements which by their terms are to be performed after the Closing.

Executed under seal as of the Effective Date.

                                 SELLER:

                                 MSC VALLEY VIEW, INC.,
                                 a Delaware corporation


                                 By:_______________________________
                                    Name:__________________________
                                    Title:_________________________


                                 BUYER:

                                 PACIFIC GULF PROPERTIES INC.,
                                 a Maryland corporation


                                 By:   /s/ DONALD G. HERRMAN
                                    --------------------------------------------
                                   Donald G. Herrman EVP
                                 -----------------------------------------------
                                    (Print Name and Title)

                                 By:    [SIG]
                                    --------------------------------------------

                                 -----------------------------------------------
                                    (Print Name and Title)

__________________________agrees to act as Escrow Agent in accordance with the terms of this Agreement.


                                 -----------------------------------------------

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

EXHIBIT A                LEGAL DESCRIPTION
EXHIBIT B                Intentionally Omitted
EXHIBIT C                GRANT, BARGAIN, AND SALE DEED
EXHIBIT D                ASSIGNMENT OF LEASES
EXHIBIT E                ASSIGNMENT OF SERVICE CONTRACTS, WARRANTIES,
                         GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY
EXHIBIT F                BILL OF SALE
EXHIBIT G                ESTOPPEL CERTIFICATE
EXHIBIT H                FORM OF NOTICE TO TENANTS
EXHIBIT I                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
EXHIBIT J                LEASE SCHEDULE
EXHIBIT K                DUE DILIGENCE DELIVERIES
EXHIBIT L                SURVEY REQUIREMENTS
SCHEDULE 14(c)           LIST OF LITIGATION

                                    EXHIBIT A
                                LEGAL DESCRIPTION

                                                                   LV-759351C-RD

                                PRO-FORMA POLICY

                                   SCHEDULE C


THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE STATE OF NEVADA, COUNTY OF CLARK, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 19, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., SITUATE IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS
FOLLOWS:

COMMENCING AT THE EAST QUARTER (E 1/4) CORNER OF SAID SECTION 19; THENCE SOUTH 89 DEGREES 36'43" WEST ALONG THE EAST-WEST QUARTER (E-W 1/4) SECTION LINE 1,027.84 FEET; THENCE NORTH 00 DEGREES 59'21" WEST 40.00 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT OF WAY LINE OF HARMON AVENUE;

NOTE:  DOCUMENTS OF RECORD INDICATE THAT SAID POINT OF BEGINNING IS LOCATED AS
       FOLLOWS: COMMENCING AT THE EAST QUARTER (E 1/4) OF SAID SECTION 19; THENCE SOUTH 89 DEGREES 36'43" WEST ALONG TIM EAST-WEST QUARTER (E-W 1/4) SECTION LINE 695.94 FEET; THENCE NORTH 01 DEGREE 09'02" WEST 40.00 FEET TO A POINT, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT OF WAY LINE OF HARMON AVENUE.

THENCE SOUTH 89 DEGREES 36'43" WEST ALONG SAID NORTHERLY RIGHT OF WAY LINE
331.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 36'43" WEST ALONG SAID NORTHERLY RIGHT OF WAY LINE 364.09 FEET; THENCE NORTH
00 DEGREES 59'21" WEST 621.62 FEET; THENCE NORTH 89 DEGREES 36'30" EAST,
364.08 FEET; THENCE SOUTH 00 DEGREES 59'21" EAST, 621.65 FEET TO THE TRUE POINT OF BEGINNING.

                            "CONTINUED ON NEXT PAGE"

                                                                   LV-759351C-RD

PARCEL 2:

TOGETHER WITH A PERPETUAL EASEMENT FOR RAILROAD SPUR OVER THE FOLLOWING DESCRIBED PROPERTY, FOR PURPOSES OF A RAILROAD SPUR, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

THAT PORTION OF THE FOLLOWING DESCRIBED PROPERTY LYING EAST OF THE EAST BOUNDARY LINE OF THE ABOVE DESCRIBED PARCEL:

THAT PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 19, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., SITUATE IN THE COUNTY OF CLARK, STATE OF NEVADA, BEING A STRIP OF LAND 20.00 FEET WIDE AND LYING 10.00 FEET ON EACH SIDE OF THE
FOLLOWING DESCRIBED CENTERLINE:

COMMENCING AT THE CENTER QUARTER CORNER OF SAID SECTION 19, THENCE NORTH 89 DEGREES 36'43" EAST ALONG THE EAST-WEST QUARTER SECTION LINE 1,391.93 FEET (RECORDED 1,391.89 FEET); THENCE NORTH 00 DEGREES 59'21" WEST, 661.62 FEET; THENCE NORTH 89 DEGREES 36'30" EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER
(NE 1/4) OF SAID SECTION 19. A DISTANCE OF 386.57 FEET TO THE TRUE POINT OF BEGINNING; SAID POINT ALSO BEING ON A CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 409.24 FEET; A RADIAL LINE TO SAID POINT BEARS NORTH 64 DEGREES 01'28" WEST; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 26 DEGREES 57'53" AN ARC LENGTH OF 192.60 FEET; THENCE SOUTH 00 DEGREES 59'21" EAST, 37.89 FEET TO THE POINT OF TERMINATION.

PARCEL B:

THAT PORTION OF THE NORTH HALF (N 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 19, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., SITUATE IN THE COUNTY OF CLARK, STATE OF NEVADA, BEING A STRIP OF LAND 20.00 FEET WIDE AND LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

COMMENCING AT THE CENTER QUARTER CORNER OF SAID SECTION 19, THENCE NORTH
89 DEGREES 36'43" EAST, ALONG THE EAST-WEST QUARTER SECTION LINE, 1391.93 FEET (RECORDED 1,391.89 FEET); THENCE NORTH 00 DEGREES 59'21" WEST, 661.62 FEET; THENCE NORTH 89 DEGREES 36'30" EAST ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4)

                            "CONTINUED ON NEXT PAGE"

                                                                   LV-759351C-RD

OF THE NORTHEAST QUARTER (NE 1/4) OF SAID SECTION 19, A DISTANCE OF 386.57 FEET TO THE TRUE POINT OF BEGINNING; SAID POINT ALSO BEING ON A CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 409.24 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 64 DEGREES 01'28" WEST; THENCE NORTHEASTERLY ALONG AN ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 09 DEGREES 07'46" AN ARC LENGTH OF 65.21 FEET; THENCE NORTH 35 DEGREES 06'18" EAST, 72.99 FEET TO THE POINT OF TERMINATION.

PARCEL C:

THAT PORTION OF THE FOLLOWING DESCRIBED PARCEL OF LAND EXTENDING FROM AND COMMENCING AT THE POINT OF THE INTERSECTION WITH PARCEL B ABOVE:

THAT PORTION OF THE NORTH HALF (N 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 19, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., SITUATE IN THE COUNTY OF CLARK, STATE OF NEVADA, BEING A STRIP OF LAND 20.00 FEET WIDE AND LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

COMMENCING AT THE CENTER QUARTER OF SAID SECTION 19, THENCE NORTH 89 DEGREES 36'43" EAST, ALONG THE EAST-WEST QUARTER SECTION LINE, 1391.93 FEET (RECORDED 1,391.89 FEET); THENCE NORTH 00 DEGREES 59'21" WEST, 661.62 FEET; THENCE NORTH 89 DEGREES 36'30" EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SAID
SECTION 19, A DISTANCE OF 405.09 FEET TO THE TRUE POINT OF BEGINNING; SAID POINT ALSO BEING ON A CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 409.24 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 72 DEGREES 59'58" WEST; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 61 DEGREES 13'31" AN ARC LENGTH OF 437.30 FEET; THENCE NORTH 78 DEGREES 13'33" EAST, 245.47 FEET TO A POINT OF TANGENCY TO A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 461.67 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 12 DEGREES 26'09" AN ARC LENGTH OF 100.20 FEET TO THE POINT OF TERMINATION.

PARCEL D:

THAT PORTION OF THE NORTH HALF (N 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 19, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B & M., SITUATE IN THE COUNTY OF CLARK, STATE OF NEVADA, BEING A STRIP OF LAND 20.00 FEET WIDE AND LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:


                            "CONTINUED ON NEXT PAGE"

                                                                   LV-759351C-RD

COMMENCING AT THE CENTER QUARTER CORNER OF SECTION 19, THENCE NORTH 89 DEGREES 36'43" EAST ALONG THE EAST-WEST QUARTER SECTION LINE, 1391.93 FEET (RECORDED 1,391.89 FEET); THENCE NORTH 00 DEGREES 59'21" WEST, 661.62 FEET TO THE NORTHWEST CORNER (NW COR.) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SAID SECTION 19; THENCE NORTH 69 DEGREES 42'42" EAST, 569.98 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 50 DEGREES 13'33" WEST, 122.86 FEET TO A POINT OF TANGENCY TO A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 466.94 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 15 DEGREES 36'03" AN ARC LENGTH OF
127.14 FEET TO THE POINT OF TERMINATION.

EXCEPTING THEREFROM ANY PORTION OF PARCELS A, B C AND D OF PARCEL 2 WHICH LIE WITHIN THE BOUNDS OF PARCEL 1 ABOVE.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS CREATED BY THAT CERTAIN RECIPROCAL EASEMENT RECORDED DECEMBER 7, 1989 IN BOOK 891207 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00078 AND RE-RECORDED DECEMBER 28, 1989 IN BOOK 891228 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00325 AND RE-RECORDED JANUARY 10, 1990 IN BOOK 900110 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00509 OVER THE WESTERLY TWENTY (20') FEET OF THE FOLLOWING:

PARCEL I:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 19; THENCE SOUTH 89 DEGREES 36'43" WEST ALONG THE EAST-WEST QUARTER SECTION LINE 695.94 FEET; THENCE NORTH 01 DEGREE 09'02" WEST 40.00 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT-OF-WAY LINE OF HARMON AVENUE; THENCE SOUTH 89 DEGREES 36'43" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE 331.75 FEET;' THENCE NORTH 00 DEGREES 59'21" WEST, 497.69 FEET; THENCE NORTH 89 DEGREES 00'139" EAST, 210.00 FEET; THENCE NORTH 88 DEGREES 50'58" EAST, 120.32 FEET; THENCE SOUTH 01 DEGREE 09'02" EAST 501.51 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL II:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 19; THENCE SOUTH 89 DEGREES 36'43" WEST ALONG THE EAST-WEST QUARTER SECTION LINE 695.94 FEET; THENCE NORTH 01 DEGREE 09'02" WEST, 541.51 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 01 DEGREE 09'02" WEST 120.18 THENCE SOUTH 89 DEGREES 36'30" WEST, 330.00 FEET; THENCE SOUTH 00 DEGREES 59'21" EAST, 123.96 FEET; THENCE NORTH 89 DEGREES 00'39" EAST, 210.00 FEET; THENCE NORTH 88 DEGREES 50'58" EAST,
120.32 FEET TO THE POINT OF BEGINNING.

                                                                   LV-7593SIE-RD

                                PRO-FORMA POLICY

                                   SCHEDULE C

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE STATE OF NEVADA, COUNTY OF CLARK, AND IS DESCRIBED AS FOLLOWS:

LOT TWO (2), AS SHOWN BY MAP THEREOF ON FILE IN FILE 19 OF PARCEL MAPS, PAGE 5, RECORDED MAY 1, 1978, AS DOCUMENT NO. 839636, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

EXCEPTING AND RESERVING ALSO TO THE UNITED STATES ALL OIL, GAS, AND POTASH AND SODIUM IN THE LAND SO PATENTED, AND TO IT OR PERSONS AUTHORIZED BY IT, THE RIGHT TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS FROM THE SAME UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF JULY 17, 1914 (38 STAT. 509), AS AMENDED BY THE ACT OF MARCH 4, 1933 (47 STAT.
1570), AS RESERVED IN PATENT RECORDED JULY 17, 1964 IN BOOK 555 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 446703.

                                * * * * * * * *

DMJ

                                                                   LV-759351A-RD

                                PRO-FORMA POLICY

                                   SCHEDULE C

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE STATE OF NEVADA, COUNTY OF CLARK, AND IS DESCRIBED AS FOLLOWS:

LOT ONE (1) , AS SHOWN BY MAP THEREOF ON FILE IN FILE 19 OF PARCEL MAPS, PAGE 5, RECORDED MAY 1, 1978, AS DOCUMENT NO. 839636, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

EXCEPTING AND RESERVING ALSO TO THE UNITED STATES ALL OIL, GAS, AND POTASH AND SODIUM, IN THE LAND SO PATENTED, AND TO IT OR PERSONS AUTHORIZED BY IT, THE RIGHT TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS FROM THE SAME UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF JULY 17, 1914 (38 STAT. 509), AS AMENDED BY THE ACT OF MARCH 4, 1933 (47 STAT. 1570), AS RESERVED IN THE PATENT AND RECORDED JULY 17, 1964 IN BOOK 555 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 446703, CLARK COUNTY, NEVADA RECORDS.


DMJ

                                    EXHIBIT B

                              INTENTIONALLY OMITTED

                                    EXHIBIT C

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Pacific Gulf Properties Inc.
4220 Von Karman, Second Floor
Newport Beach, California 92660-2002
Attention:      Mr. Lonnie Nadal

                          GRANT BARGAIN AND SALE DEED

THIS INDENTURE WITNESSETH: That MSC VALLEY VIEW, INC., a Delaware corporation, whose address is c/o AMRESCO Advisors, Inc., 265 Franklin Street, Suite 1800, Boston, MA 02110, in consideration of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, does hereby Grant, Bargain, Sell and Convey to PACIFIC GULF PROPERTIES INC., a Maryland corporation, whose address is 4220 Von Karman, Second Floor, Newport Beach, CA 92660-2002, all that real property situate in the County of Clark, State of Nevada, bounded and described on
Schedule 1 attached hereto and incorporated herein by this reference. Current Assessor's Parcel Numbers: 470-162-19-601-022; 470-162-19-601-021;
470-162-19-601-018.

SUBJECT ONLY TO those items shown on Schedule 2 attached hereto and incorporated herein.

Together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining.

         IN WITNESS WHEREOF, the undersigned has executed this Grant, Bargain and Sale Deed as of _________, 1997.

                              MSC VALLEY VIEW, INC.


                              By:____________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________

STATE OF_______________)
                       ) SS.
COUNTY OF______________)


                On _____________, 199__, before me, the undersigned, a Notary Public in and for said County and State, personally appeared_________________ of MSC Valley View, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the within instrument.

                WITNESS my hand and official seal.


                                        -------------------------------
                                        Notary Public

                                LEGAL DESCRIPTION

                               EXCEPTIONS TO TITLE

                                    EXHIBIT D

                              ASSIGNMENT OF LEASES

      THIS ASSIGNMENT OF LEASES (this "Assignment") dated as of_________, 1997, is made by MSC VALLEY VIEW, INC., a Delaware corporation ("Assignor"), to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee").

                                   WITNESSETH:

        WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property located in the City of Las Vegas, County of Clark, State of Nevada (the "Property") more particularly described on
Schedule 1 attached hereto and incorporated herein by this reference, which leases are described in Schedule 2 attached hereto and incorporated herein by this reference (the "Leases").

        WHEREAS, Assignor is contemporaneously herewith selling the Property to Assignee pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of _________, 1997, by and between Assignor and Assignee (the "Purchase Agreement").

        WHEREAS, Assignor desires to assign its interest in and to the Leases to Assignee as of the date on which title to the Property is vested in Assignee (the "Transfer Date").

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby agree as follows:

        1. As of the Transfer Date, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

        2. As of the Transfer Date, Assignee hereby assumes all of Assignor's right, title and interest in and to the Leases.

        3. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all liabilities, claims, demands, damages and costs, including, without limitation, attorneys' fees and expenses (collectively, "Liabilities"), arising out of the lessor's obligations under the Leases described in Schedule 2 and related to the period prior to or on the Transfer Date or which arise out of the lessor's obligations under said Leases after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

        4. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Liabilities arising out of the lessor's obligations under the leases described in Schedule 2 and related to the period after the Transfer Date, except for Liabilities which arise out of the lessor's obligations under said Leases after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

        5. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses in such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

        6. This Assignment shall be binding on and inure to the benefit of the Assignee and Assignor and their respective heirs, executors, administrators, successors-in-interest and assigns.

        7. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

        8. Nothing contained herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties and obligations under the Purchase Agreement.

        IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNOR:                            MSC VALLEY VIEW, INC.,
                                     a Delaware corporation

                                     By:
                                           -------------------------------------
                                           Name:
                                                   -----------------------------
                                           Title:
                                                   -----------------------------

ASSIGNEE:                            PACIFIC GULF PROPERTIES INC.,
                                     a Maryland corporation

                                     By:
                                           -------------------------------------

                                     -------------------------------------------
                                                (Print Name and Title)

                                     By:
                                           -------------------------------------

                                     -------------------------------------------
                                                (Print Name and Title)

                                   Schedule 1

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   Schedule 2

                            DESCRIPTION OF THE LEASES

                                    EXHIBIT E

                  ASSIGNMENT OF SERVICE CONTRACTS, WARRANTIES,
               GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY

        THIS ASSIGNMENT OF SERVICE CONTRACTS, WARRANTIES, GUARANTIES AND OTHER INTANGIBLE PROPERTY (this "Assignment") is made as of ___________, 199__, by MSC VALLEY VIEW, INC., a Delaware corporation ("Assignor"), to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee").

                                   WITNESSETH:

        WHEREAS, Assignor is contemporaneously herewith selling pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of ___________, 199___, by and between Assignor and Assignee (the "Purchase Agreement") that certain real property and improvements thereon located in the City of Las Vegas, County of Clark, State of Nevada, the real property of which is more particularly described on Schedule 1 attached hereto and incorporated herein by this reference. Terms used in this Assignment and not otherwise defined shall be given the meanings defined in the Purchase Agreement.

        WHEREAS, Assignor desires to assign its interest in and to the following to Assignee as of the date on which title to the Real Property is vested in Assignee (the "Transfer Date"):

                (a) All service contracts described in Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts");

                (b) All "Warranties and Guaranties" (hereinafter defined);

                (c) All "Names and Marks" (hereinafter defined);

                (d) All "Intangible Property" (hereinafter defined); and

                (e) All "Permits" (hereinafter defined).

               NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                1. As of the Transfer Date, Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in, to and under the (a) Contracts; (b) Warranties and Guarantees; (c) Names and Marks; (d) Intangible Property and (e) Permits (collectively the "Assigned Interests").

                2. As of the Transfer Date, Assignee hereby assumes all of Assignor's right, title and interest in and to the Assigned Interests.

                3. The following terms shall have the following meanings:

                      (a) The term "Warranties and Guaranties" as used herein shall mean and include all warranties and guarantees to the extent assignable, whether or not written, for all or any portion of the Property, including without limitation the Improvements and the Tangible Personal Property, including without limitation construction warranties from contractors and subcontractors.

                      (b) The term "Names and Marks" as used herein shall mean and include all patents, licenses, trademarks, service marks and names used in connection with the operation of the Property, and all symbols, emblems and logos used in connection with the ownership or operation of the Property, whether in black and white or in color, and irrespective of size, and all of Assignor's right, title and interest in and to all goodwill associated therewith, including, without limitation the name "Valley View Industrial Center".

                      (c) The term "Intangible Property" as used herein shall mean and include all intangible property relating to or used in connection with the Property, as defined in the Purchase Agreement.

                      (d) The term "Permits" as used herein shall mean and include all governmental permits and approvals relating to the construction, operation, use or occupancy of the Property.

               4. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all liabilities, claims, demands, damages and costs, including, without limitation, attorneys' fees and expenses (collectively, "Liabilities"), arising out of the Assigned Interests and related to the period prior to or on the Transfer Date or which arise out of the Assigned Interests after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

               5. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Liabilities arising out of the Assigned Interests after the Transfer Date, except for Liabilities which arise out of the Assigned Interests after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

               6. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses in such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

             7. This Assignment shall be binding on and inure to the benefit of Assignee and Assignor, and their respective heirs, executors, administrators, successors-in-interest and assigns.

             8. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

             9. Nothing contained herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties and obligations under the Purchase Agreement.

             IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNOR:                            MSC VALLEY VIEW, INC.,
                                     a Delaware corporation

                                     By:
                                           -------------------------------------
                                           Name:
                                                   -----------------------------
                                           Title:
                                                   -----------------------------

ASSIGNEE:                            PACIFIC GULF PROPERTIES INC.,
                                     a Maryland corporation

                                     By:
                                           -------------------------------------

                                     -------------------------------------------
                                                (Print Name and Title)

                                     By:
                                           -------------------------------------

                                     -------------------------------------------
                                                (Print Name and Title)

                                   Schedule 1

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   Schedule 2

                          DESCRIPTION OF THE CONTRACTS

                                    EXHIBIT F

                                  BILL OF SALE

        FOR VALUE RECEIVED, MSC VALLEY VIEW, INC., a Delaware corporation "Seller") hereby sells, conveys and assigns to PACIFIC GULF PROPERTIES INC., a Maryland corporation, all of Seller's right, title and interest in and to all personal property located upon or used in the ownership, operation, management, maintenance and/or repair of that certain real property commonly known as "Valley View Industrial Center" and described in Schedule I attached hereto and incorporated herein by this reference and the improvements thereon (collectively, the "Personal Property" which Personal Property shall include, without limitation, the items described on Schedule 2 attached hereto and incorporated herein by this reference.

        TO HAVE AND TO HOLD the Personal Property unto the grantee and its successors and assigns forever.

        Seller warrants that it owns good and marketable title to the Personal Property and will defend title to the Personal Property against all persons claiming a prior right thereto to the extent that such prior right is alleged to exist on or before the date of this Bill of Sale. Seller makes no representation or warranty, express or implied, of merchantability, fitness for a particular purpose, or otherwise except as set forth herein.

               IN WITNESS WHEREOF, Seller has executed this Bill of Sale on this _______ day of _____________, 1997.

                                     MSC VALLEY VIEW, INC.,
                                     a Delaware corporation

                                     By:
                                           -------------------------------------
                                           Name:
                                                   -----------------------------
                                           Title:
                                                   -----------------------------

                                   Schedule 1

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   Schedule 2

             DESCRIPTION OF ITEMS INCLUDED IN THE PERSONAL PROPERTY

                                    EXHIBIT G

                              ESTOPPEL CERTIFICATE

Tenant:____________________________________
Date:_________________________________199__
Address:___________________________________
___________________________________________
___________________________________________
Lease Date:________________________________
Commencement Date:_________________________
Square Footage:____________________________
Expiration Date:___________________________
Term In Years:_____________________________
Current Monthly Payments:$_________________
Base Rental:$______________________________
Operating Expenses:$_______________________
Rent & OE Pmts Are Due:____________________
Tax Pmts Are Due:__________________________
Taxes:$____________________________________
Security Deposit:__________________________

OPTIONS

Check appropriate box below

__    Extension Option
__    Expansion Option
__    Termination Option
__    Purchase Option
      and provide details in Paragraph 7 below
__    None
__ Check here if you have rental escalations and provide details in Paragraph 4 below.

Tenants Proportionate Share Of Taxes And Operating Expenses ___%

================================================================================

THE UNDERSIGNED, AS TENANT UNDER THE LEASE OF THE ABOVE REFERENCED
PREMISES ("PREMISES") EXECUTED BY __________________("LANDLORD"), AS LANDLORD, AND TENANT ON THE ABOVE-REFERENCED LEASE DATE, DOES HEREBY STATE, DECLARE, REPRESENT AND WARRANT TO LANDLORD, PACIFIC

GULF PROPERTIES INC. ("BUYER"), THEIR ASSIGNEES AND ANY PARTY PROVIDING FINANCING ON THE PREMISES AS FOLLOWS:

1. Accuracy. That the information contained in this Tenant's Estoppel Certificate is true and correct as of the date above written.

2. Lease. That the copy of the Lease attached hereto as Schedule I is a true and correct copy of the Lease which is in full force and effect and which has not been amended, supplemented or changed by letter agreement or otherwise, except as follows [if none, indicate so by writing "NONE" below]:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Completion of Premises/No Disputes. Tenant has accepted possession of the Premises, and all conditions to be satisfied by Landlord under the Lease have been completed pursuant to the terms of the Lease, including, but not limited to, completion of construction of the Premises (and all other improvements required under the Lease) in accordance with applicable plans and specifications and within the time periods set forth in the Lease; there are no unreimbursed expenses (except the annual operating expense and tax expense adjustment) including, but not limited to, capital expenses reimbursements; and Tenant has no complaints or disputes with Landlord regarding the overall operation, maintenance or condition of the Premises or the property within which the Premises is located (the "Property"), or otherwise.

4. Rental Escalation. Base Rental is subject to the following escalation adjustments (if none, indicate so by writing "NONE" below):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. No Defaults/Claims. Neither Tenant nor, to Tenant's knowledge, Landlord under the Lease is in default under any terms of the Lease nor has any event occurred which with the passage of time (after notice, if any, required by the Lease) would become an event of default under the Lease. Tenant has no claims, counterclaims, defenses or setoffs against Landlord arising from the Lease, the Premises or the Property, nor is Tenant entitled to any concession, rebate, allowance or free rent for any period after this certification.

6. No Advance Payments. No rent has been paid more than one (1) month in advance by Tenant except for the current month's rent, and no security (other than a security deposit in the amount of $___________ has been deposited with Landlord.

7. No Options/Purchase Rights. Tenant has no right of first refusal to purchase the Property or any interest therein and no right to cancel or terminate the Lease except as follows [if none, indicate so by writing "NONE" below]:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. No Modification of Lease. From the date of this Estoppel Certificate through _________, 1997, no modification or amendment to the Lease, forgiveness of payment of rent or other amount due under the Lease, grant of extension or option, or prepayment of rents may be made except upon the written consent thereto executed by Buyer, which consent may be unreasonably withheld if not otherwise provided in the Lease.

9. Parking. The number of parking spaces allotted to Tenant under the terms of the Lease, for the use of its employees, agents, invitees and licensees is ________; of these spaces, ________ are reserved for Tenant's exclusive use.

10. No Sublease/Assignment. Tenant has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises, except as follows:

--------------------------------------------------------------------------------

11. No Notice. Tenant has not received written notice of any assignment, hypothecation, mortgage, or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder, except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

12. Hazardous Materials. No hazardous or toxic substance (including without limitation PCB's, petroleum, petroleum products and fractions thereof) has been used, treated, stored or disposed of on the Premises or Property in violation of environmental laws by Tenant or, to Tenant's knowledge, any other party. No underground storage tanks exist or, to Tenant's knowledge, have existed on or under the Property. Tenant does not have any permits or identification numbers issued by any environmental or governmental agency with respect to its operations on the Premises, except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


13. Reliance. Tenant recognizes and acknowledges it is making these representations to Buyer with the intent that Buyer and any assigns of Buyer will fully rely on Tenant's representations.

14. Binding. The provisions hereof shall be binding upon and inure to the benefit of the successors, assigns, personal representatives and heirs of Tenant and Buyer.

EXECUTED BY TENANT, IF TENANT IS A SOLE PROPRIETOR OR A GENERAL PARTNERSHIP, OR BY AN OFFICER OF TENANT, IF TENANT IS A CORPORATION, ON THE DATE FIRST WRITTEN ABOVE.

BY:
     --------------------------------
     a
            -------------------------
     BY:
            -------------------------
     NAME:
            -------------------------
     TITLE:
            -------------------------

                       Schedule 1 to Estoppel Certificate

                                      LEASE

                                    EXHIBIT H

                            FORM OF NOTICE TO TENANTS

                             ________________ ,1997

To:
     -------------------------------

     -------------------------------

     -------------------------------

   RE:   Notice of Lease Assignment

        This letter is to notify you that the property commonly known as the _________________ ("Property") has this date been sold and ownership transferred.

        In connection with this sale, all of the interest of the lessor under your lease of space in the Property has been transferred. You are hereby notified that, from and after the date hereof and until further notice, all future payments under your lease should be made payable to "________________" (the "Property Manager") and mailed to the Property Manager, whose address is ________________ __________________. In addition, all questions or other matters regarding your lease should be directed to the Property Manager at (___)
__________.

        Also in connection with this sale, if you have paid a security deposit in connection with your lease, it has been transferred to the Property Manager. The return of any such security deposit will be conditioned upon and subject to the terms and conditions of the lease and the legal requirements of the State of ____________. All future inquiries regarding security deposits are to be directed to the Property Manager.

        Thank you for your cooperation.

                                     Very truly yours,

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                   EXHIBIT I

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS

        To inform PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code"), will not be required upon the transfer of certain real property to the Transferee by MSC VALLEY VIEW, INC., a Delaware corporation ("Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

        1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

        2. The Transferor's U.S. employer or tax (social security) identification number is _________________.

        The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        The Transferor understands that the Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

        The Transferor hereby agrees to indemnify, defend and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Transferee as a result of: (i) the Transferor's failure to pay U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law; or
(ii) any false statement contained herein.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true and correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

     Date:_____________,1997

                                     MSC VALLEY VIEW, INC.

                                     By:
                                           -------------------------------------
                                           Name:
                                                   -----------------------------
                                           Title:
                                                   -----------------------------

                                    EXHIBIT J

                                 LEASE SCHEDULE

RENT ROLL
Valley View Industrial Center
OPERATING BUDGET FOR THE YEAR ENDING:                 1998



                                                                   RENT DATES
                      SUITE             ESCAL.    TERM/        ------------------             ANNUAL     NOTICE      TYPE
    TENANT              #      AREA      %       OPTIONS        BEGIN     END                RENT-PSF    (mos)     NNN/GROSS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
CM Reprographics       1      10,000    3.3%     64 mos        11/1/93   10/31/94              $4.20                  NNN
                                                               11/1/94   10/31/95               4.41
                                                               11/1/95   10/31/96               4.63
                                                               11/1/96   10/31/97               4.86
                                                               11/1/97    2/28/99               5.11

                                                 5 yr option    3/1/99    2/28/04 Market Rate              12
                                                 5 yr option    3/1/04    2/28/09 Market Rate              12
------------------------------------------------------------------------------------------------------------------------------

Holmans of Nevada      2      10,000    3.3%     64 mos        11/1/93   10/31/94              $4.20                  NNN
                                                               11/1/94   10/31/95               4.41
                                                               11/1/95   10/31/96               4.63
                                                               11/1/96   10/31/97               4.86
                                                               11/1/97    2/28/99               5.11

                                                 5 yr option    3/1/99    2/28/04 Market Rate              12
                                                 5 yr option    3/1/04    2/28/09 Market Rate              12
------------------------------------------------------------------------------------------------------------------------------

Hill Enterprises       3      10,000    3.3%     30 mos        4/15/97    9/30/97              $4.80                  NNN
                                                               10/1/97    9/30/98              $5.04
                                                               10/1/98    9/30/99              $5.28
------------------------------------------------------------------------------------------------------------------------------

Maui Toys              4      10,000    3.3%     36 mos        4/15/97    3/31/98              $5.28                  NNN
                                                                4/1/98    3/31/99              $5.48
                                                                4/1/99    3/31/00              $5.68
------------------------------------------------------------------------------------------------------------------------------

Art & Frame Supply     5      10,000    3.3%     65 mos         2/1/93    2/28/93              $3.72                  NNN
                                                                3/1/93    6/30/93              $1.98
                                                                7/1/93    7/31/93              $3.96
                                                                8/1/93    1/31/94              $4.08
                                                                2/1/94    1/31/95              $4.28
                                                                2/1/95    1/31/96              $4.50
                                                                2/1/96    1/31/97              $4.72
                                                                2/1/97    6/30/98              $4.96

                                                 5 yr. option   7/1/98    6/30/03 Market Rate              6
                                                 5 yr. option   7/1/03    6/30/08 Market Rate              6
------------------------------------------------------------------------------------------------------------------------------

Cinema Services        6-8    30,000   10.0%                    3/1/97   10/31/97              $5.04                  NNN

------------------------------------------------------------------------------------------------------------------------------

Watkins Shepard        9-10   20,000    6.7%     3 yrs          2/1/95    1/31/96              $4.41
                                                                2/1/96    1/31/97              $4.79
                                                                2/1/97    1/31/98              $5.03
                                                 3 yr renewal   2/1/98    1/31/99              $5.52
                                                                2/1/99    1/31/00              $5.76
                                                                2/1/00    1/31/01              $6.00

                                                 3 yr option    2/1/01    1/31/04 Market Rate              12
                                                 3 yr option    2/1/04    1/31/07 Market Rate              12

------------------------------------------------------------------------------------------------------------------------------




                         EXPENSE         SECURITY
    TENANT               STOP-PSF        DEPOSIT                            OPTIONS/RIGHTS/COMMENTS
------------------------------------------------------------------------------------------------------------------------------
CM Reprographics                         $4,500.00            Landlord may not enter into a lease with another tenant
                                                              that allows sales/services/rental of blue printing, drafting supplies, xerography, plotting service bureau, color plotter bureau, scanning service bureau and specifications or quick printing excluding Holmans of Nevada and the existing tenants as of July, 1993.

                                                              Option rate at market with 5% annual increases
                                                              Option rate at market with 5% annual increases

------------------------------------------------------------------------------------------------------------------------------

Holmans of Nevada                        $4,500.00            Landlord may not enter into a lease with another tenant that allows sales/service/rental of computers and related printers or equipment, drafting supplies and surveying systems, except for CM Reprographics and the existing tenants as of July, 1993

                                                              Option rate at market with 5% annual increases
                                                              Option rate at market with 5% annual increases
------------------------------------------------------------------------------------------------------------------------------

Hill Enterprises                         $4,800.00            Lease guaranteed by Robert Hill

------------------------------------------------------------------------------------------------------------------------------

Maui Toys                                $4,400.00            Lease guaranteed by Brian Kessler

------------------------------------------------------------------------------------------------------------------------------

Art & Frame Supply                       $3,800.00            Lease guaranteed by Michael G. Sullivan



                                                              Option rate at market with 5% annual increases
                                                              Option rate at market with 5% annual increases

------------------------------------------------------------------------------------------------------------------------------

Cinema Services                              0.00             Lease assigned to Harris Productions 4/5/96
                                                              Lease was extended 3/1/97  Tenant building new building
------------------------------------------------------------------------------------------------------------------------------

Watkins Shepard                           4,200.00





                                                              Option rate at market with 5% annual increases
                                                              Option rate at market with 5% annual increases

------------------------------------------------------------------------------------------------------------------------------







                                     1 of 3

RENT ROLL
Valley View Industrial Center
OPERATING BUDGET FOR THE YEAR ENDING:                   1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                   RENT DATES
                     SUITE         ESCAL.  TERM/   -----------     ANNUAL   NOTICE    TYPE     EXPENSE   SECURITY   OPTIONS/RIGHTS/
    TENANT             #     AREA    %    OPTIONS  BEGIN    END   RENT-PSF   (mos)  NNN/GROSS  STOP/PSF  DEPOSIT       COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                     3950
Coremark             1-9    90,000 30.0%   76 mos   1/1/94  4/30/94  $1.49            NNN               $23,085.00 Tenant has first
  International                                     5/1/94  3/31/95  $3.13                                         right of refusal
                                                    4/1/95  4/30/95  $3.46                                         on any available
                                                                                                                   space in 3950
                                                                                                                   building

                                                    5/1/95  4/30/96  $2.84                                         Tenant leased
                                                    5/1/96  4/30/97  $3.20                                         additional 10,000
                                                    5/1/97  4/30/99  $3.28                                         sq. ft. 2/1/96
                                                    5/1/99  4/30/00  $3.36                                         Received three
                                                                                                                   months free rent

                                        5 yr option 5/1/00  4/30/05 Lower of   12                                  Option rate the
                                                                    Market or                                      lower of market
                                                                    5% over                                        or 5% increase
                                                                    last years                                     last years rent,
                                                                    rent                                           2% annul
                                                                                                                   increases

                                        5 yr option 5/1/05  4/30/10 Lower of   12                                  Option rate the
                                                                    Maket or                                       lower of market
                                                                    5% over                                        or 5% increase
                                                                    last years                                     last years rent,
                                                                    rent                                           2% annual
                                                                                                                   increases
------------------------------------------------------------------------------------------------------------------------------------

Hill Enterprises     10     10,000 3.3%    29 mos   5/1/95  9/30/95  $5.62            NNN               $4,500.00
                                                   10/1/95  9/30/96  $4.56
                                                   10/1/96  9/30/97  $4.79
                                           24 mos  10/1/97  9/30/98  $5.04                                         Tenant renewed
                                                   10/1/98  9/30/99  $5.28                                         lease for two
                                                                                                                   years 10/1/97
------------------------------------------------------------------------------------------------------------------------------------
                   4050.00
Star Nursery         1-2    20,000 6.7%    64 mos  11/22/91 5/31/92  $0.82                              $0.00      Tenant has first
                                                     6/1/92 3/31/95  $3.72                                         right of refusal
                                                     4/1/95 3/31/96  $3.94                                         on any available
                                                     4/1/96 3/31/97  $4.08                                         adjacent space
                                       1 yr option   4/1/97 3/31/98  $4.39      6                                  Option rents were
                                                                                                                   stated in lease

                                       1 yr option   4/1/98 3/31/99  $4.54      6                                  Option rents were
                                                                                                                   stated in lease
------------------------------------------------------------------------------------------------------------------------------------

All American       3,4,6    30,000 10.0%  61 mos   1/1/95   6/30/95  $4.34                              $12,000.00 Lease guaranteed
                                                   7/1/95   6/30/96  $4.55                                         by Scott Svinning
                                                   7/1/96   3/31/97  $4.85                                         & Robert Hill
                                                   4/1/97   3/31/98  $5.12
                                                   4/1/98   3/31/99  $5.41
                                       5 yr option 4/1/99   3/31/04 Lower of   12                                  Option rate the
                                                                    Market or                                      lower of market
                                                                    5% over                                        or 5% increase
                                                                    last                                           last years rent,
                                                                    years rent                                     5% annual
                                                                                                                   increases
                                       5 yr option 4/1/04   3/31/09 Lower of   12                                  Option rate the
                                                                    Market or                                      lower of market
                                                                    5% over                                        or 5% increase
                                                                    last                                           last years rent,
                                                                    years rent                                     5% annual
                                                                                                                   increases
------------------------------------------------------------------------------------------------------------------------------------

Sho-Aids             5      10,000 3.3%    75 mos    1/1/93  6/30/93 $1.92                               $3,500.00
                                                     7/1/93 12/31/93 $3.84
                                                     1/1/94 12/31/94 $4.01
                                                     1/1/95  3/31/96 $4.19
                                                     4/1/96  3/31/97 $5.04
                                                     4/1/97  3/31/98 $5.27
                                                     4/1/98  3/31/99 $5.50
                                        3 yr option  4/1/99  3/31/02 Lower of  12                                  Option rate the
                                                     4/1/02  3/31/05 Market or                                     lower of market
                                                                     4.5% over                                     or 4.5% increase
                                                                     last years                                    last years rent,
                                                                     rent                                          4.5% annual
                                                                     Lower of  12                                  increases
                                                                     Market or                                     Option rate the
                                                                     4.5% over                                     lower of market
                                                                     last years                                    or 4.5% increase
                                                                     rent                                          last years rent,
                                                                                                                   4.5% annual
                                                                                                                   increases
------------------------------------------------------------------------------------------------------------------------------------

Watkins Sheperd      7      10,000 3.3%    3 yrs    2/1/95  1/31/96  $4.56                              $0.00
                                                    2/1/96  1/31/97  $4.79
                                                    2/1/97  1/31/98  $5.03
                                        3 yr option 2/1/98  1/31/01  Lower of  12                                  Option rate the
                                                                     Market or                                     lower of market
                                                                     5% over                                       or 5% increase
                                                                     last                                          last years rent,
                                                                     years rent                                    5% annual
                                                                                                                   increases
                                       3 yr option 2/1/01  1/31/04  Lower of   12                                  Option rate the
                                                                    Market or                                      lower of market
                                                                    5% over                                        or 5% increase
                                                                    last                                           last years rent,
                                                                    years rent                                     5% annual
                                                                                                                   increases

RENT ROLL
Valley View Industrial Center
OPERATING BUDGET FOR THE YEAR ENDING:           1998
-----------------------------------------------------------------------------------------------------------------------------------
                                             RENT DATES
               SUITE        ESCAL.  TERM    ------------     ANNUAL  NOTICE   TYPE    EXPENSE   SECURITY
     TENANT      #    AREA    %    OPTIONS  BEGIN    END    RENT-PSF  (mos) NNN/GROSS STOP-PSF   DEPOSIT   OPTIONS/RIGHTS/COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Reading Tube    8-10  30,000  10%  38 mos.  7/1/93  8/31/94   $4.20                            $20,000.00
                                            9/1/94  8/31/95   $4.41
                                            9/1/95  8/31/96   $4.63

                                   36 mos.  9/1/96  8/31/97   $5.04                                        Tenant exercised option
                                            9/1/97  8/31/98   $5.29                                        from first lease
                                            9/1/98  8/31/99   $5.56                                        New lease gave tenant
                                                                                                           two new options

                                   3 yr.    9/1/99  8/31/02 Lower of    12                                 Option rate the lower
                                   option                   market                                         of market or 5% increase
                                                            or 5%                                          last years rent,
                                                            over                                           5% annual increases
                                                            last
                                                            years
                                                            rent

                                   3 year   9/1/02  8/31/05 Lower of    12                                 Option rate the lower
                                   option                   market                                         of market or 5% increase
                                                            or 5%                                          last years rent,
                                                            over                                           5% annual increases
                                                            last
                                                            years
                                                            rent

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                     300,000 100.0%           Average Rent
-----------------------------------------------------------------------------------------------------------------------------------
Total Leased SF:     300,000 100.0%
TOTAL VACANT SF:         --    0.0%
                     -------
                     300,000 100.0%
                     =======

                                    EXHIBIT K

                           DUE DILIGENCE DELIVERIES**

Seller shall deliver true, complete and correct copies of each of the following to Buyer:

     1. Current Lease Schedule showing the name of each lessee, the approximate square footage occupied, and a specific description of the lease (the "Lease Schedule").

     2. Copies of all Leases.

     3. A schedule (the "Schedule of Agreements") setting forth a list of all of the service contracts and other agreements or rights related to the ownership, use or operation of the Property, including utility contracts, maintenance contracts, lease brokerage or commission agreements and equipment leases (collectively, the "Service Contracts"), but excluding any property management agreements that Seller will have terminated at or before Closing. From this Schedule of Agreements, Buyer shall designate those contracts that Seller shall assign to Buyer and that Buyer shall assume as of Closing (such designated Service Contracts together with the Warranties and any Other Documents designated by Buyer for assignment are collectively referred to herein as the "Assigned Contracts").

     4. A current ALTA extended coverage preliminary title report on the Real Property, issued by Title Company, accompanied by copies of all documents referred to in the report (collectively, the "Preliminary Report").

     5. A copy of any survey of the Real Property in Seller's possession.

     6. Available governmental permits and approvals relating to the construction, operation, use or occupancy of the Property, including without limitation, all building permits, certificates of completion, certificates of occupancy, environmental permits and licenses (individually and collectively "Permits").

     7. A copy of a year-to-date (through July 30, 1997) operating statement. Copies of the most recent property tax bills and assessments for the Property. A copy of the budget for the Property for the current year.

     8. Available, presently effective warranties or guaranties from any contractors, subcontractors, suppliers, servicemen or materialmen in connection with any of the Tangible Personal Property or any construction, renovation, repairs or alterations of the Improvements or any tenant improvements (collectively, the "Warranties").

     9. Available reports in Seller's possession relating to the Property, including environmental reports, environmental audits, soils reports, site plans, engineering reports and plans, landscape plans, structural calculations, floor plans, construction contracts, and other reports or documents of significance to the Property.


----------
** All due diligence deliveries shall be only of materials that are in the possession of Seller and/or Seller's agents.

                                    EXHIBIT L

                               SURVEY REQUIREMENTS

OWNER:            PACIFIC GULF PROPERTIES INC.

TITLE COMPANY:    ____________________________

1. Certification: Survey to be certified to (i) Owner and (ii) Title Company by a Registered Land Surveyor or a licensed Civil Engineer using the attached long-form certification. Survey (a) is to have surveyor's seal affixed and (b) is to reflect a current date; provided that older surveys are acceptable if updated and recertified within 90 days of Closing.

2. Legal Description and Address: The full legal description and street address must be shown. The legal description must be identical to that shown in Title Company's most recent title report (the "Title Report") or discrepancies explained. If the Property is described as being on a filed map, the survey should contain a legend relating the parcel to the map on which it is shown. With regard to a metes and bounds description, a monument or a reference to a nearby monument should establish the beginning point.

3. Properly Identified: All perimeter property lines must be specifically identified. Show the location by courses and distances of: (a) the fee parcel; (b) the relation of the point of beginning of said parcel to the monument from which it is fixed; (c) all servient easements; (d) the established building line; (e) all easements appurtenant to said parcel; and (f) the line of the street or streets abutting the parcel and the width of said streets.

4. Parcel Size: The number of square feet or acres contained in the parcel covered by the survey must be specifically identified.

5. Distances and Access: All streets adjacent to the property, R.O.W. lines, and the distance from the nearest major intersecting streets must be specifically identified and distances shown. The survey must disclose that access to the adjacent streets exists.

6. Curb Cuts, Driveways, and Other Matters Identified: All curb cuts, driveways, fences, and location of major trees and shrubbery to be protected must be shown.

7. Title Company Exceptions Plotted: All exceptions on the Title Report must be plotted (or identified on the face of the survey as not plottable). Indicate reason that any exception (except liens) is not plottable.

8. Easements: All easements affecting the Property identified by recording information (Book and Page or document number of instrument creating the easement) must be shown. All evidence of prescriptive easements or other visible evidence of possible third-party rights must also be shown.

9. Structures and Distances Shown (Spotted, In-Place Survey): All structures, foundations, improvements including sidewalks, stoops, overhangs, fences, and parking areas must be shown. The square footage of all structures must be listed. Show all structures and improvements on said parcel with horizontal lengths of all sides and the relation thereof by distances to: (a) all boundary lines of the parcel; (b) servient easements; (c) established building lines; (d) street lines; and (e) square foot area of all structures. Show all improvements on adjoining property which are within five (5) feet of the property lines of the Land.

10. Utility Lines: Identify all utility lines as they service the Property and improvements (sewer, water, gas, electric, and telephone). Indicate whether the utility line is above or below grade, show the sizes of the respective service, and indicate the point of installation to the improvements and to offsite mains.

11. Set-back Lines: Show building restriction lines and applicable yard and setback requirements and distances.

12. Party Walls and Encroachments: Show and describe all party walls and encroachments (either onto or from the Land) or make positive statement that there are no party walls or encroachments.

13. Parking: List parking requirements of applicable zoning ordinances based on intended use of the parcel. Identify parking and paved areas. Identify the number of vehicles that may be parked in each parking area. A total of the parking spaces should be given in the Notes, including how many are designated for handicapped parking and compact cars.

14. Floodplain Note: State whether or not property appears on any U.S. Department of HUD Flood Insurance Boundary Map, and if so, further state map number and whether or not property appears in the "Flood Hazard Area" shown on the map.

15. Watercourse Flow: Show the location and direction of flow for existing streams, rivers, or surface drainage system, if applicable.

16. Railroad Tracks: Show the location of railroad tracks and sidings, if applicable.

17. Adverse Soil Conditions: The location of rubbish fills, sloughs, springs, any underground tanks, filled-in walls or cisterns and seep holes should be charted whenever possible.

18. Mineral Rights: Identify mineral rights and if there is right to surface entry.

19. Seismic Hazard Note: Include in Notes a statement that the property is not in a Special Study Zone as designated under the Alquist-Priolo Special Studies Zone Act, California Public Resources Code Section 2621, et seq.

REQUIRED CERTIFICATION

I hereby certify to PACIFIC GULF PROPERTIES INC. and TITLE COMPANY that:

      a) This map or plat and the survey on which it is placed (i) were made in accordance with the "Minimum Standard Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM in 1992, and includes items 1 through 4, 6 through 11 and 13 of Table A thereof, (ii) meet the Accuracy Standards (as adopted by ALTA and ACSM and in effect on the date of this Certification) of an Urban Survey; and (iii) in all respects meets the requirements of all applicable law.

      b) On the ________ day of 19___, this survey was made on the ground as per the field notes shown on this survey, and correctly shows (i) the boundaries and areas of the subject property and the size, location, and type of buildings and improvements thereon and the distance therefrom to the nearest facing exterior property lines of the subject property, (ii) the location of all rights-of-way, easements, and any other matters of record (or of which I have knowledge or have been advised, whether or not of record) or appearing from careful visual inspection of the property, affecting or benefiting the subject property, (iii) the location of the parking areas on the subject property, (iv) all abutting dedicated public streets providing access to the subject property, together with the width the name thereof, and (v) all other significant items on the subject property;

      c) The description of the subject property shown hereon corresponds to the boundaries of the subject property shown on the survey, and such description closes by engineering calculation;

      d) The subject property contains _______ [square feet] ________ [acres] and a total of ________ striped parking stalls, _________ regular, __________ compact and __________ handicapped;

      e) No covenants, restrictions, or easements that are of record, discoverable upon visual inspection, or otherwise known to me appear to me to have been violated in any respect except as shown;

      f) Except as set forth below (including under the subject property to the extent known to me or ascertainable upon physical inspection without excavation) there are no (i) encroachments upon the subject property by improvements on adjacent property, (ii) encroachments on any easements or on adjacent property, streets, or alleys by any improvements on the subject property, (iii) party walls, (iv) conflicts or protrusions. The exceptions to the above statements are as follows: [if none, so state];

      g) Adequate ingress to and egress from the subject property is provided by [name of streets], the same being paved, dedicated public right(s)-of-way maintained by [name of maintaining authority];

      h) All required building set-back lines on the subject property are located as shown hereon, and there are no violations of the set-back lines by any improvements on the subject property. The exceptions to the above statements are as follows: [if none, so state];

      i) There are no violations of zoning ordinances, restrictions or other rules and regulations with reference to the location of said buildings and improvements, and the number and configuration of parking spaces;

      j) All utility services required for the operation of the subject property enter the subject property through the adjoining public streets, or if they do not, this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land and contains a legal description of area occupied by such utilities; and

      k) No portion of the subject property shown hereon lies within the 100-year flood plain or any area subject to special flood hazards, and the subject property lies within Flood Zone _________ (defined in Survey Notes), as shown on the Flood Insurance Rate Map published by the Federal Emergency Management Agency for the City of __________, Community Panel Number___, Effective Date___, and this survey shows the location and direction of all storm drainage systems serving the property.

                                     -------------------------------------------
                                     [Signature of Surveyor]

Registered Public Surveyor
[Name, address, telephone number and job number of Surveyor]

                                 SCHEDULE 14(C)

                               LIST OF LITIGATION

MSC Valley View, Inc. adv. Tech-Mail LLC, Case No. A370656, District Court, Clark County, Nevada